Note 13 - Other Liabilities	12 Months Ended
Oct. 31, 2025
Statement Line Items [Line Items]
Disclosure of other liabilities [text block]
13.	Other liabilities:

(thousands of Canadian dollars)
	2025	2024

Accounts payable and other	$12,518	$10,752
Current income tax liability	126	893
Deferred income tax liability (note 16)	33	141
Derivative instruments (note 18)	416	-
Lease obligations	2,668	3,035
Cash collateral and amounts held in escrow (note 6)	4,996	6,076
Cash reserves on loan and lease receivables (note 6)	290,666	171,208

	$311,423	$192,105

Lease obligations reflect the Bank’s liabilities for right-of-use assets which capture the Bank’s multiple leased premises. The portion of the Bank’s leasing obligations that were not captured as part of the right-of-use assets continue to be expensed in premises and equipment. The Bank had total cash outflows for these leases of $1.3 million in 2025.

The current leasing arrangements associated with these lease obligations expire between October 2025 and December 2045 with options to renew the leases after the initial lease period. Lease payments are adjusted every three to five years to reflect market rates.

The future lease payments for these non-cancellable lease contracts are $611,000 within one year, $2.6 million within five years and $ 54,000 thereafter.

The Bank has entered into a lease agreement that has not yet commenced as of October 31, 2025. The non-cancellable lease, which commenced on November 1, 2025, has a term of 7 years with future lease payments for the non-cancellable lease contract of $168,000 within one year, $920,000 within five years and $425,000 thereafter. These amounts are not included in the lease liabilities presented above because the leases have not commenced and therefore no lease liability has been recognized at the reporting date.